EXHIBIT (5)(a)
                             FORM OF APPLICATION

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LIFE OF           THE LIFE INSURANCE COMPANY OF VIRGINIA
VIRGINIA          VARIABLE ANNUITY APPLICATION


1 Proposed                                                        -------------
  Annuitant                                  Social Security No.  -------------
                  --------------------------
                  Name(if no middle name, use
                  NMN)
                                                                   -------------
                  -------------------------  Date of Birth         -------------
                  Street address

                  -------------------------  Age _____
                  City     State    Zip

                   (   )___________________  Sex           [ ] Male [ ]  Female
                  Telephone



1a
 Contingent                                                        -------------
 Annuitant        -------------------------  Social Security No.   -------------
                  Name(if no middle name,use
                      NMN)
                                                                   -------------
                  -------------------------- Date of Birth         -------------
                  Street address

                  __________________________ Age_____
                  City     State    Zip

                  (   )____________________  Sex:        [ ]  Male [ ]  Female
                  Telephone




                                            Taxpayer ID or
                                                               ----------------
2 Owner                             Social Security No.        ----------------
         --------------------------
                  Name(if no middle name,use         If applicable:
                  NMN)
                                                                        -------
                                             Date of Birth              -------
                  Street address

                                             Age
                  City     State    Zip
                                                             --        --
                  (   )                      Sex:              --Male  --Female
                  Telephone



                                            Taxpayer ID or
2a Joint                                                        ---------------
   Owner          -------------------------  Social Security No.---------------
                  Name(if no middle name, use
                  NMN)                                        If applicable:
                                                                        -------
                                            Date of Birth               -------
                  -------------------------
                  Street address

                  -------------------------  Age________
                  City     State    Zip

                  ------------------------   Sex:          [ ] Male   [ ] Female
                  Telephone




3 Beneficiary
                 [ ]

         Primary
                                                                     [ ] _____
                    ----------------------              Relationship
                    Name(if no middle Name,             to owner
                    use NMN)                                         [ ] _____
                                                        Annuitant

                  ------------------------
                  Street address

                  Contingent        [ ]

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                  -----------------------           Relationship      [ ]
                  Name (if no middle name,           to owner
                     use NMN
                                                     Annuitant        [ ]
                  -----------------------
                  Street Address




                  CHANGES IN DESIGNATIONS

The following designations may be changed by the Owner at any time, unless they are irrevocable. Check the appropriate boxes below ONLY if a designation is to become irrevocable:

[ ]Primary         [ ] Contingent      [ ] Contingent
   Beneficiary           Beneficiary         Annuitant



4 TYPE OF          [ ] Nonqualified   [ ]  Qualified:
  PLAN
                   [ ] Individual     [ ]  IRA(circle One):

                   [ ] Joint              Regular payment;
                                          tax year
                                          Rollover
                                          Direct Transfer

                                            [ ] Simplified
                                                Employee Pension

                                            [ ] TSA/403(b)


                                            [ ] Other

Owner:    --               --
                   --Does             --Does Not
                  wish to have Federal
                  Income Tax withheld from
                  surrenders or annuity
                  payments.


5 Payment
  With
  Application                $25,000
                           (initial minimum: $5,000)


6 Allocation               Investment Subdivisions
  of Purchase
  Payments             %
                  ------   ----------------------------------
  Enter a              %
                  ------   ----------------------------------
  percentage           %
                  ------   ----------------------------------
  of at                %
                  ------   ----------------------------------
  least 10%            %
                  ------   ----------------------------------
  for each             %
                  ------   ----------------------------------
  fund                 %
                  ------   ----------------------------------
  selected             %   Guarantee Account(where available)
  Percentages     ------   ----------------------------------
  must total 100%







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7 Dollar-Cost     TRANSFER DOLLAR AMOUNTS FROM THE                Money Market
  Averaging       Subdivision to the following investment subdivisions according to the frequency indicated:

                  FREQUENCY         AMOUNTS          TRANSFER TO INVESTMENT
                                 (must be $100 or more)        SUBDIVISIONS
                  [ ] MONTHLY (on the
                      5th of each
                      month.)            $ ___________         ____________
                                         $ ___________         ____________
                                         $ ___________         ____________

                  [ ] QUARTERLY(on the   $ ___________         ____________
                      last business      $ ___________         ____________
                      each calendar      $ ___________         ____________
                       quarter.)


I understand that the account value in my elected Money Market Subdivision must be kept at or above the account value level which will permit the dollar-cost averaging transfers requested; otherwise, these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I may also change or terminate these transfers by written notice to the address below, or by telephone if a Personal Identification Number (PIN) has been issued (See
Section 8). Initials of owner:


                   --
8 Telephone   [ ] Telephone   Transfer   Agreement  Form  for  assigning
  Transfer        Personal Identification  Number for telephone transfers is
  (optional)      being submitted with this application.

              [ ] Please send Telephone Transfer Agreement Form.


9 Replacement     Will the proposed  contract replace any existing annuity or insurance contract?

                 [ ] No     [ ] Yes (If yes, list company name, plan and year of
                                    issue.)





10 Additional
   Remarks









                 11 Signatures

Important         All statements made in this application are true to the best
Information.      of our knowledge and belief, and the answers to these
Please Read       questions, together with this agreement, are the basis for
Carefully.        issuing the policy. I/We agree to all terms and conditions as shown on the front and back.  I/We further agree that this application shall be a part of the annuity contract, and
                  verify our understanding that ALL PAYMENTS AND VALUES PROVIDED
                  BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF
                  THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
                  DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES   RECEIPT  OF
                  PROSPECTUSES  AND  ALL  APPLICABLE AMENDMENTS  DATED WITHIN 13
                  MONTHS OF THIS APPLICATION FOR THE SEPARATE  ACCOUNT  AND  ALL
                  MUTUAL FUNDS APPLICABLE TO THE POLICY. I/We agree that no one, except the President, the Secretary, or a Vice
                  President  of the  Company  can make or change any annuity.

                                                          Proposed
Dated at                      on            ,19           Annuitant
         City, State             Month,day

Witness to                                                Contingent
all signatures                                            Annuitant
Licensed Resident Agent/Broker              (Signature required if designates
                                                  as irrevocable)

                                                  Owner
Business name or stamp                      (Signature required of other than
                                                   Proposed  Annuitant)

                                                     Joint Owner


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AGENTS  STATEMENT - Do you have knowledge or reason to believe that  replacement of insurance is involved?

       [ ] Yes [ ] No If  "Yes",explain  and submit a completed replacement form where required.

                                                Licensed Resident Agent/Broker

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Agency/Brokerage and Code (Print)                  Agent/Broker and Code (Print)                Agent/Broker code(Print)

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Agent's/Broker Social Security/Tax ID no.          Agent's/Broker's address                     Telephone Number

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                           The Life Insurance Company of Virginia
                                    6610 W. Broad Street
                                  Richmond, Virginia   23230







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